ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77Q1(e)

New or Amended Advisory/Subadvisory Contracts
Exhibit A: Amendment to Amended and Restated Advisory Agreement dated March 25, 2011

Exhibit B: Amendment to Subadvisory Agreement dated January 1, 2011 between John Hancock Investment Management Services, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Exhibit C: Amendment to Subadvisory Agreement dated March 25, 2011 between John Hancock Investment Management, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Exhibit A

JOHN HANCOCK FUNDS II

AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

                                AMENDMENT (the “Amendment”) made this 25th day of March, 2011, to the Amended and Restated Advisory Agreement dated September 26, 2008, between John Hancock Funds II, a Massachusetts business trust (the “Trust”) and John Hancock Investment Management Services, LLC, a Delaware limited liability company (“JHIMS” or the “Adviser”).  In consideration of the mutual covenants contained herein, the parties agree as follows:

1.             CHANGE IN APPENDIX A

Appendix A is amended to reduce the advisory fee for Mutual Shares Fund and add the advisory fee for the following Funds:

a.  Fundamental Large Cap Value Fund

b.  Fundamental Large Cap Core Fund

c.  Fundamental All Cap Core Fund

2.             EFFECTIVE DATE

                The Amendment shall become effective with respect to the Portfolios on the later of:

(i) the date of its execution and (ii) approval by the Board of Trustees of the Trust of the Amendment.

John Hancock Funds II

By:  /s/ Hugh McHaffie

       Hugh McHaffie

John Hancock Investment Management Services, LLC

By:  /s/ Andrew Arnott

        Andrew  Arnott

APPENDIX A

ADVISORY FEE SCHEDULES

The Adviser shall serve as investment adviser for each Fund of the Trust listed below.  The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Fund, the fee computed separately for such Fund at an annual rate as follows (the "Adviser Fee").

The term Aggregate Net Assets in the chart below includes the net assets of a Fund of the Trust.  It also includes with respect to certain Funds as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Fund also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Fund and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

The Adviser Fee for a Fund shall be based on the applicable annual fee rate for the Fund which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Fund shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

If, with respect to any Fund, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Advisory Fee Schedules

Trust Portfolio	Aggregate Net Assets Include the Net Assets of the following funds in addition to the Trust Portfolio	Advisory Fee of the Trust Portfolio

Active Bond Fund	Active Bond Trust (JHT)	0.600% — at all asset levels.

All Cap Core Fund	All Cap Core Trust (JHT)	0.800% — first $500 million; and 0.750% — excess over $500 million.

All Cap Value Fund	All Cap Value Trust (JHT)	0.800% — first $500 million; and 0.750% — excess over $500 million.

Alpha Opportunities Fund	Alpha Opportunities Trust (JHT)	1.025% — first $250 million; 1.00%— next $250 million; 0.975% — next $500 million; and 0.950%— excess over $1 billion.

Alternative Asset Allocation Fund	N/A	See below

Blue Chip Growth Fund	Blue Chip Growth Trust (JHT)

0.825% — first $1 billion; and

0.775% — excess over $1 billion.*

*When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of Aggregate Net Assets.

Capital Appreciation Fund	Capital Appreciation Trust (JHT)	0.850% — first $300 million; 0.800% — between $300 million and $500 million; 0.700% — between $500 million and $1 billion; and 0.670% — excess over $1 billion.
Capital Appreciation Value Fund	Capital Appreciation Value Trust (JHT)	See below

Core Allocation Plus Fund	Core Allocation Plus Trust (JHT)	0.915% ---- first $500 million; and 0.865% ---- excess over $500 million

Core Bond Fund	Core Bond Trust (JHT)	0.690% — first $200 million; 0.640% — next $200 million; and 0.570% — excess over $400 million.

Core Diversified Growth & Income Portfolio	See below	See below

Core Fundamental Holdings Portfolio	See below	See below

Core Global Diversification Portfolio	See below	See below

Currency Strategies Fund	Currency Strategies Trust (JHT)	0.950% — first $250 million; 0.900% — next $250 million; and 0.850% — excess over $500 million.

Emerging Markets Value Fund	Emerging Markets Value Trust (JHT)	1.00% — first $100 million; 0.950% - excess over $100 million
Emerging Markets Debt Fund	Not applicable	0.725% — first $250 million; 0.700% — next $500 million; and 0.675% — excess over $750 million.

Equity-Income Fund	Equity-Income Trust (JHT)

0.825% — first $1 billion; and

0.775% — excess over $1 billion.*

*When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of Aggregate Net Assets.

Financial Services Fund	Financial Services Trust (JHT)	0.850% — first $50 million; 0.800%— next $450 million; and 0.750% — excess over $500 million.

Floating Rate Income Fund	Floating Rate Income Trust (JHT)	0.700% — first $1.1 billion; 0.675% — next $0.90 billion; and 0.650% — excess over $2 billion.

Fundamental All Cap Core Fund	N/A	0.675% — first $2.5 billion; 0.650% — excess over $2.5 billion.

Fundamental Large Cap Core Fund	N/A	0.725% — first $500 million; 0.700% — next $500 million; 0.675% — next $500 million; and 0.650% — excess over $1.5 billion.

Fundamental Large Cap Value Fund	N/A	0.70% — first $500 million; 0.65% — next $500 million; and 0.60% — excess over $1 billion.

Fundamental Value Fund	Fundamental Value Trust (JHT)	0.850% — first $50 million; 0.800% — next $450 million; and 0.750% — excess over $500 million.

Global Fund	JHT Global Trust International Value Trust Income Trust Mutual Shares Trust JHF II International Value Fund Income Fund Mutual Shares Fund International Small Cap Fund	0.850% first $1 billion; and 0.800% excess over $1 billion.

Global Agribusiness Fund	N/A	0.850% — first $250 million; 0.800% — excess over $250 million.

Global Bond Fund	Global Bond Trust (JHT)	0.700% — at all asset levels.

Global High Yield Fund	N/A	0.825% — first $250 million; 0.790%— next $500 million; and 0.770% — excess over $750 million.

Global Infrastructure Fund	N/A	0.850% — first $250 million; 0.800% — excess over $250 million.

Global Real Estate Fund	N/A	0.900% — first $500 million; 0.875% — next $250 million; and 0.850% — excess over $750 million.

Global Timber Fund	N/A	0.850% — first $250 million; 0.800% — excess over $250 million.

Heritage Fund (formerly, Vista Fund)	Heritage Trust (JHT)	0.850% — first $400 million; 0.825% — next $600 million; and 0.800% — excess over $1 billion.

High Income Fund	High Income Trust (JHT)	0.725% — first $150 million; 0.675% — between $150 million and $500 million; 0.650% — between $500 million and $2.5 billion; and 0.600% — excess over $2.5 billion.

High Yield Fund	High Yield Trust (JHT)	0.700% — first $500 million; and 0.650% — excess over $500 million.

Income Fund	JHT Income Trust International Value Trust Global Trust Mutual Shares Trust JHF II International Small Cap Fund International Value Fund Global Fund Mutual Shares Fund

1.075% first $50 million;

0.915% next $150 million;

0.825% next $300 million; and

0.800% excess over $500 million

When Aggregate Net Assets exceed $500 million, the advisory fee is 0.800% on all net assets of the Income Fund.

Index 500 Fund	500 Index Trust (JHT)	0.470% — first $500 million; and 0.460% — excess over $500 million

International Equity Index Fund	International Equity Index Trust A (JHT)	0.550% — first $100 million; and 0.530% — excess over $100 million.

International Growth Stock Fund	International Growth Stock Trust (JHT)	0.850% — first $250 million; 0.800% — next $500 million; and 0.750% — excess over $750 million.

International Opportunities Fund	International Opportunities Trust (JHT)	0.900% — first $750 million; 0.850% — between $750 million and $1.5 billion; and 0.800% — excess over $1.5 billion.

International Small Cap Fund	N/A	1.050% — first $200 million; 0.950% — next $300 million; and 0.850% — excess over $500 million.

International Small Company Fund	International Small Company Trust (JHT)	0.950% — at all asset levels.

International Value Fund	JHT Global Trust Income Trust International Value Trust Mutual Shares Trust JHF II Global Fund Income Fund International Small Cap Fund Mutual Shares Fund	0.950% first $150 million; 0.850% next $150 million; and 0.800% excess over $300 million When Aggregate Net Assets exceed $300 million, the advisory fee rate is 0.800% on all net assets.

Investment Quality Bond Fund	Investment Quality Bond Trust (JHT)	0.600% — first $500 million; and 0.550% — excess over $500 million.

Large Cap Fund	Large Cap Trust (JHT)	0.780% — first $250 million; 0.730% — next $250 million; 0.680% — next $250 million; and 0.650% — excess over $750 million.

Large Cap Value Fund	Large Cap Value Trust (JHT)	0.825% — first $500 million; 0.800% — next $500 million; 0.775% — next $500 million; 0.720% — next $500 million; and 0.700% — excess over $2 billion.

Lifecycle Portfolios	Lifecycle Trusts (JHT)	See below

Lifestyle Portfolios	Lifestyle Trusts (JHT)	See below

Mid Cap Growth Index Fund	N/A	0.530% -- first $50 million; 0.510% -- next $50 million; and 0.490% —excess over $100 million.

Mid Cap Index Fund	Mid Cap Index Trust (JHT)	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

Mid Cap Stock Fund	Mid Cap Stock Trust (JHT)	0.875% — first $200 million; 0.850% — next $300 million; and 0.825% — excess over $500 million.

Mid Cap Value Equity Fund	Mid Cap Value Equity Trust (JHT)	0.875% — first $250 million; and 0.850% — next $250 million; 0.825% — next $500 million; and 0.800% — excess over $1 billion.

Mid Cap Value Index Fund	N/A	0.530% -- first $50 million; 0.510% -- next $50 million; and 0.490% —excess over $100 million.

Mid Value Fund	Mid Value Trust (JHT)	1.050% — first $50 million; 1.00% — excess over $50 million.

Money Market Fund	Money Market Trust (JHT)	0.500% — first $500 million; and 0.470% — excess over $500 million.

Multi Sector Bond Fund	N/A	0.740% — first $250 million; 0.700%— next $500 million; and 0.675% — excess over $750 million.

Mutual Shares Fund	Mutual Shares Trust (JHT)	0.96% — first $1 billion; 0.94% — excess over $1 billion.

Natural Resources Fund	Natural Resources Trust (JHT)	1.000% — first $1 billion; 0.975% — next $1 billion; 0.950% — excess over $2 billion.

Optimized Value Fund	Optimized Value Trust (JHT)	0.700% — first $500 million; 0.650% — next $500 million; and 0.600% — excess over $1 billion.
Real Estate Equity Fund	N/A	0.875% — first $250 million; 0.850% — next $250 million; and 0.825% — excess over $500 million.

Real Estate Securities Fund	Real Estate Securities Trust (JHT)	0.700% — at all asset levels.

Real Return Bond Fund	Real Return Bond Trust (JHT)	0.700% — first $1 billion; and 0.650% — excess over $1 billion.

Retirement Distribution Portfolios	N/A	See below

Retirement Portfolios	N/A	See below

Science & Technology Fund	Science & Technology Trust (JHT)	1.050% — first $500 million; and 1.000% — excess over $500 million.

Short Term Government Income Fund	Short Term Government Income Trust (JHT)	0.570% — first $250 million; and 0.550% — excess over $250 million.

Small Cap Growth Fund	Small Cap Growth Trust	1.100% — first $100 million; and 1.050% — excess over $100 million.

Small Cap Index Fund	Small Cap Index Trust (JHT)	0.490% — first $250 million; 0.480% next $250 million; and 0.460% — excess over $500 million.

Small Cap Opportunities Fund	Small Cap Opportunities Trust (JHT)	1.000% — first $500 million; 0.950% — next $500 million; 0.900% — next $1 billion.; and 0.850% — excess over $2 billion

Small Cap Value Fund	Small Cap Value Trust (JHT)	1.100% — first $100 million; 1.050% — next $500 million; and 1.000% — excess over $600 million

Small Company Growth Fund	JHT Small Company Growth Trust Small Cap Opportunities Trust International Growth Stock Trust Value Trust JHF II Small Cap Opportunities Fund International Growth Stock Fund Value Fund	1.050% — first $250 million; and 1.000% — excess over $250 million. The applicable rate is 1.000% on all net assets of the Small Company Growth Fund when the Aggregate Net Assets exceed $1 billion.

Small Company Value Fund	Small Company Value Trust (JHT)	1.050% — first $500 million; and 1.000% — excess over $500 million.

Smaller Company Growth Fund	Smaller Company Growth Trust (JHT)	1.100% — first $125 million; 1.050%— next $250 million; 1.00%— next $625 million; and 0.950% — excess over $1 billion.

Spectrum Income Fund	New Income Trust (JHT)	0.800% — first $250 million; and 0.725% — excess over $250 million.

Strategic Bond Fund	Strategic Bond Trust (JHT)	0.700% — first $500 million; and 0.650% — excess over $500 million.

Strategic Income Opportunities Fund	Strategic Income Opportunities Trust (JHT)	0.700% — first $500 million; and 0.650% — excess over $500 million.

Technical Opportunities Fund	N/A	1.350% — first $250 million; 1.300%— next $250 million; and 1.250% — excess over $500 million.

Technical Opportunities Fund II	N/A	1.100% — first $250 million; 1.050% — next $750 million; and 1.000% — over $1 billion.

Total Bond Market Fund	N/A	0.490% — first $500 million; and 0.470% — excess over $500 million.

Total Return Fund	Total Return Trust (JHT)	See below

Total Stock Market Index Fund	Total Stock Market Index Trust (JHT)	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

U.S. High Yield Bond Fund	U.S. High Yield Bond Trust (JHT)	0.750% — first $200 million; and 0.720% — excess over $200 million.

U.S. Multi Sector Fund	U.S. Multi Sector Trust (JHT)	0.780% — first $500 million; 0.760% — next $500 million; 0.750% — next $1.5 billion; and 0.740% — excess over $2.5 billion.

Value Fund	Value Trust (JHT)	0.750% — first $200 million; 0.725% — next $300 million; and 0.650% — excess over $500 million.

Value & Restructuring Fund	Value & Restructuring Trust (JHT)	0.825% — first $500 million; 0.800% — next $500 million; and 0.775% — excess over $1 billion.

Capital Appreciation Value Fund

If net assets are less than $500 million, the following fee schedule shall apply:

First $250 million of Aggregate Net Assets	Excess Over $250 million of Aggregate Net Assets
0.950%	0.850%

If net assets equal or exceed $500 million but are less than $2 billion, the following fee schedule shall apply:

First $1 billion of Aggregate Net Assets	Excess Over $1 billion of Aggregate Net Assets
0.850%	0.800%

If net assets equal or exceed $2 billion but are less than $3 billion, the following fee schedule shall apply:

First $500 million of Aggregate Net Assets	Excess Over $500 million of Aggregate Net Assets
0.850%	0.800%

If net assets equal or exceed $3 billion, the following fee schedule shall apply:

All Asset Levels
0.800%

Total Return Fund

The Adviser shall serve as investment adviser for the Portfolio of the Trust listed below.  The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the "Adviser Fee").

Pacific Investment Management Company (“PIMCO”) is the Subadviser to the Portfolio

During the period during which PIMCO is the subadviser to the Portfolio, if Relationship Net Assets* equal or exceed $3 Billion, the following fee schedule shall apply:

Portfolio	First $1 Billion of Total Return Net Assets**	Excess Over $1 Billion of Total Return Net Assets**
Total Return Fund	0.700%	0.675%

If Relationship Net Assets* are less than $3 Billion, the following fee schedule shall apply:

Portfolio	All Asset Levels
Total Return Fund	0.700%

*The term Relationship Net Assets shall mean the aggregate net assets of all portfolios of the John Hancock Trust and the John Hancock Funds II that are subadvised by PIMCO. These funds currently include the Total Return Trust, the Real Return Bond Trust and the Global Bond Trust, each a series of the Trust, and the Total Return Fund, the Real Return Bond Fund and the Global Bond Fund, each a series of John Hancock Funds II.

PIMCO is not the Subadviser to the Portfolio

If PIMCO is not the subadviser to the Portfolio, the following fee schedule shall apply:

Portfolio	First $1 Billion of Total Return Net Assets**	Excess Over $1 Billion of Total Return Net Assets**
Total Return Fund	0.700%	0.675%

**The term Total Return Net Assets includes the net assets of the Portfolio.  It also includes with respect to the Portfolio the net assets of the Total Return Trust, a series of John Hancock Trust  but only for the period during which the subadviser for the Portfolio also serves as the subadviser for the Total Return Trust.  For purposes of determining Total Return Net Assets and calculating the Advisory Fee, the net assets of the Portfolio are determined as of the close of business on the previous business day of the Trust, and the net assets of the Total Return Trust are determined as of the close of business on the previous business day of that fund.

The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Total Return Net Assets divided by (ii) Total Return Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Funds of Funds

The Adviser shall serve as investment adviser for each Portfolio listed below (each a “Fund of Funds”).

Lifestyle Aggressive Portfolio	Lifecycle 2010 Portfolio
Lifestyle Balanced Portfolio	Lifecycle 2015 Portfolio
Lifestyle Conservative Portfolio	Lifecycle 2020 Portfolio
Lifestyle Growth Portfolio	Lifecycle 2025 Portfolio
Lifestyle Moderate Portfolio	Lifecycle 2030 Portfolio
(collectively, the “Lifestyle Portfolios”)	Lifecycle 2035 Portfolio
Lifecycle 2040 Portfolio
Retirement 2010 Portfolio	Lifecycle 2045 Portfolio
Retirement 2015 Portfolio	Lifecycle 2050 Portfolio
Retirement 2020 Portfolio	(collectively, the “ Lifecycle Portfolios”)
Retirement 2025 Portfolio
Retirement 2030 Portfolio	Retirement Distribution Portfolio
Retirement 2035 Portfolio	Retirement Rising Distribution Portfolio
Retirement 2040 Portfolio	(collectively, the “Retirement Distribution Portfolios”)
Retirement 2045 Portfolio
Retirement 2050 Portfolio	Alternative Asset Allocation Fund
(collectively, the “Retirement Portfolios”)

Certain Definitions:

                “Affiliated Fund Assets” means the net assets or  Aggregate Net Assets (as applicable) of a Fund of Funds that are invested in Affiliated Funds.

“Affiliated Funds” are any fund of John Hancock Trust (“JHT”), John Hancock Funds II (“JHF II”) or John Hancock Funds III (“JHF III”), excluding the following funds of JHT: the Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B.

                “Aggregate Net Assets” of a Fund of Funds means the net assets of the Fund of Funds and the net assets of one or more other Funds of JHT, JHF II or JHF III, but only with respect to and for so long as such other Fund of Funds is managed by the same subadviser as the Fund of Funds.

“Other Assets” means the net assets or  Aggregate Net Assets, as applicable, of a Fund of Funds that are not invested in Affiliated Funds.

Adviser Fee:

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Fund of Funds, a fee computed separately for each Fund of Funds as follows (the “Adviser Fee”).

                The Adviser Fee for each Fund of Funds has two components: (a) a fee on Affiliated Fund Assets; and (b) a fee on Other Assets.  Each such fee shall be accrued and paid daily to the Adviser for each calendar day.  The daily Adviser Fee for each Fund of Funds shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

                                (a)  Fee on Affiliated Fund Assets.  The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of either  the net assets or  the Aggregate Net Assets (as applicable) of the Fund of Funds, in each case determined in accordance with the fee schedule set forth below for the Fund of Funds, and that percentage rate (the “Applicable Annual Affiliated Funds Fee Rate”) is applied to the Affiliated Fund Assets of the Fund of Funds.  For each day, the Applicable Annual Affiliated Funds Fee Rate for the Fund of Funds shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates for Affiliated Fund Assets in the fee schedule to the applicable portions of the net assets or  Aggregate Net Assets of the Fund of Funds divided by (ii) the net assets or  Aggregate Net Assets, as applicable, of the Fund of Funds.  The daily fee accrual on Affiliated Fund Assets will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Fund of Funds.

                                (b)  Fee on Other Assets. The fee on Other Assets is stated as an annual percentage of the current value of either  the net assets or  the Aggregate Net Assets (as applicable) of the Fund of Funds, in each case determined in accordance with the fee schedule set forth below for the Fund of Funds, and that percentage rate (the “Applicable Annual Other Assets Fee Rate”) is applied to the Other Assets of the Fund of Funds.  For each day, the Applicable Annual Other Assets Fee Rate for the Fund of Funds shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates for Other Assets in the fee schedule to the applicable portions of the net assets or  Aggregate Net Assets of the Fund of Funds, divided by (ii) the net assets or  Aggregate Net Assets, as applicable, of the Fund of Funds.  The daily fee accrual on Other Assets will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Fund of Funds.

Net assets, Aggregate Net Assets, Affiliated Fund Assets and Other Assets with respect to a Fund of Funds shall be determined as of the close of business on the previous business day of JHT for JHT Funds, as of the close of business on the previous business day of JHF II for JHF II Funds and as of the close of business on the previous business day of JHF III for JHF III Funds.

If, with respect to any Fund of Funds, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Fee Schedules:

Lifecycle Portfolios

	Rates Applied to Aggregate Net Assets of the Fund of Funds (1)
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $7.5 billion	Excess Over $7.5 billion	First $7.5 billion	Excess Over $7.5 billion
Each Lifecycle Portfolio	0.060%	0.050%	0.510%	0.500%

_____________________

(1) Aggregate Net Assets. For each Lifecycle Portfolio, Aggregate Net Assets include the net assets of all the JHF II Lifecycle Portfolios and the net assets of all the JHT Lifecycle Trusts. The JHT Lifecycle Trusts are: the Lifecycle 2010 Trust, Lifecycle 2015 Trust, Lifecycle 2020 Trust, Lifecycle 2025 Trust, Lifecycle 2030 Trust, Lifecycle 2035 Trust, Lifecycle 2040 Trust, Lifecycle 2045 Trust and Lifecycle 2050 Trust.

Lifestyle Portfolios

	Rates Applied to Aggregate Net Assets of the Fund of Funds (1)
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $7.5 billion	Excess Over $7.5 billion	First $7.5 billion	Excess Over $7.5 billion
Each Lifestyle Portfolio	0.050%	0.040%	0.500%	0.490%

_________________________

(1) Aggregate Net Assets. For each Lifestyle Portfolio, Aggregate Net Assets include the net assets of all the JHF II Lifestyle Portfolios and the net assets of all the JHT Lifestyle Trusts. The JHT Lifestyle Trusts are: the Lifestyle Aggressive Trust, Lifestyle Balanced Trust, Lifestyle Conservative Trust, Lifestyle Growth Trust and Lifestyle Moderate Trust.

Retirement Portfolios

	Rates Applied to Aggregate Net Assets of the Fund of Funds (1)
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $7.5 billion	Excess Over $7.5 billion	First $7.5 billion	Excess Over $7.5 billion
Each Retirement Portfolio	0.060%	0.050%	0.510%	0.500%

_____________________ (1) Aggregate Net Assets. For each Retirement Portfolio, Aggregate Net Assets include the net assets of all the JHF II Retirement Portfolios.

Retirement Distribution Portfolios

	Rates Applied to Aggregate Net Assets of the Fund of Funds (1)
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $500 million	Excess Over $500 million	First $500 million	Excess Over $500 million
Each Retirement Distribution Portfolio	0.060%	0.050%	0.510%	0.500%

_____________________ (1) Aggregate Net Assets. For each Retirement Distribution Portfolio, Aggregate Net Assets include the net assets of all the JHF II Retirement Distribution Portfolios.

Alternative Asset Allocation Fund

	Rates Applied to net assets of the Fund of Funds
Fund of Funds	Affiliated Fund Assets	Other Assets
	All Asset Levels	All Asset Levels
Alternative Asset Allocation Fund	0.150%	0.600%

Exhibit (d)(19)(E)

Core Diversified Growth & Income Portfolio

Core Fundamental Holdings Portfolio

Core Global Diversification Portfolio

Advisory Fee

0.050% — first $500 million of Aggregate Net Assets*

0.040% — excess over $500 million of Aggregate Net Assets*

*Aggregate Net Assets include the net assets of the following funds:

John Hancock Trust

American Fundamental Holdings Trust

American Global Diversification Trust

Core Diversified Growth & Income Trust

John Hancock Funds II

Core Fundamental Holdings Fund

Core Global Diversification Fund

Core Diversified Growth &Income Fund

ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77Q1(e)

Exhibit B

JOHN HANCOCK FUNDS II

AMENDMENT TO SUBADVISORY AGREEMENT

AMENDMENT made as of this 1st day of January, 2011 to the Subadvisory Agreement dated April 28, 2006, as amended (the “Agreement”), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the “Adviser”), and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.), LLC, a Delaware limited liability company (the “Subadviser”).  In consideration of the mutual covenants contained herein, the parties agree as follows:

1.                    CHANGE IN APPENDIX A

Appendix A of the Agreement relating to compensation of the Subadviser is amended to add the following funds:

a.  Alternative Asset Allocation Fund

b.  Core Fundamental Holdings Fund

c.  Core Global Diversification Fund

d.  Core Diversified Growth & Income Fund

e.  Lifecycle 2010 Portfolio

f.  Lifecycle 2015 Portfolio

g.  Lifecycle 2020 Portfolio

h.  Lifecycle 2025 Portfolio

i.  Lifecycle 2030 Portfolio

j.  Lifecycle 2035 Portfolio

k.  Lifecycle 2040 Portfolio

l.  Lifecycle 2045 Portfolio

m.  Lifecycle 2050 Portfolio

n.  Lifestyle Aggressive Portfolio

o.  Lifestyle Balanced Portfolio

p.  Lifestyle Conservative Portfolio

q.  Lifestyle Growth Portfolio

r.  Lifestyle Moderate Portfolio

s.  Retirement Distribution Portfolio

t.  Retirement Rising Distribution Portfolio

u.   Retirement 2010 Portfolio

v. Retirement 2015 Portfolio

w.  Retirement 2020 Portfolio

x.  Retirement 2025 Portfolio

y.  Retirement 2030 Portfolio

z.  Retirement 2035 Portfolio

aa.  Retirement 2040 Portfolio

bb.  Retirement 2045 Portfolio

cc.  Retirement 2050 Portfolio

12

2.                    EFFECTIVE DATE

This Amendment shall become effective  the later to occur of:  (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II and (ii) execution of the Amendment.

3.                     DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

4.                     OTHER TERMS OF THE AGREEMENT

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

13

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                                                        JOHN HANCOCK INVESTMENT MANAGEMENT

                                                                        SERVICES, LLC

                                                                        By:      /s/ Andrew Arnott

                                                                                                    Andrew Arnott

                                                                                                    Executive Vice President

            JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC

                                                                        By:      /s/ Diane Landers

                                                                                    Chief Administrative Officer

14

APPENDIX A

The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below.  The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the “Subadviser Fee”):

                                                                                        First                               Next                         Excess Over

Portfolio                                                                $250 million                 $500 million                 $750 million

Emerging Markets Debt Fund.......................

Short Term Government Income Fund........

Active Bond....................................................

                                                                                        First                        Excess Over

Portfolio                                                                $500 million                 $500 million

Strategic Income Opportunities Fund.........

Portfolio	First $150 million of Aggregate Net Assets*	Between $150 million and $500 million of Aggregate Net Assets*	Between $500 million and $2.5 billion of Aggregate Net Assets*	Excess Over $2.5 billion of Aggregate Net Assets*
High Income Fund

Portfolio	All Asset Levels

Alternative Asset Allocation Fund

Core Fundamental Holdings Fund

Core Global Diversification Fund

Core Diversified Growth & Income Fund

Lifecycle 2010 Portfolio

Lifecycle 2015 Portfolio

Lifecycle 2020 Portfolio

Lifecycle 2025 Portfolio

Lifecycle 2030 Portfolio

Lifecycle 2035 Portfolio

Lifecycle 2040 Portfolio

Lifecycle 2045 Portfolio

Lifecycle 2050 Portfolio

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Distribution Portfolio

Retirement Rising Distribution Portfolio

Retirement 2010 Portfolio

Retirement 2015 Portfolio

Retirement 2020 Portfolio

Retirement 2025 Portfolio

Retirement 2030 Portfolio

Retirement 2035 Portfolio

Retirement 2040 Portfolio

Retirement 2045 Portfolio

Retirement 2050 Portfolio

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*The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust.  It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s).  For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)		Other Portfolio(s)

Active Bond Fund

Strategic Income Opportunities Fund

High Income Fund

Short Term Government Income Fund

Alternative Asset Allocation Fund

Core Fundamental Holdings Fund

Core Global Diversification Fund

Core Diversified Growth & Income Fund

Emerging Markets Debt Fund

Lifecycle 2010 Portfolio

Lifecycle 2015 Portfolio

Lifecycle 2020 Portfolio

Lifecycle 2025 Portfolio

Lifecycle 2030 Portfolio

Lifecycle 2035 Portfolio

Lifecycle 2040 Portfolio

Lifecycle 2045 Portfolio

Lifecycle 2050 Portfolio

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Distribution Portfolio

Retirement Rising Distribution Portfolio

Retirement 2010 Portfolio

Retirement 2015 Portfolio

Retirement 2020 Portfolio

Retirement 2025 Portfolio

Retirement 2030 Portfolio

Retirement 2035 Portfolio

Retirement 2040 Portfolio

Retirement 2045 Portfolio

Retirement 2050 Portfolio

--

Active Bond Trust, a series of John Hancock Trust

Strategic Income Opportunities Trust, a series of John Hancock Trust

High Income Trust, a series of John Hancock Trust

Short Term Government Income Trust, a series of

John Hancock Trust

Not Applicable

16

The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”).  The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio.  The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

17

ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77Q1(e)

Exhibit C

JOHN HANCOCK FUNDS II

AMENDMENT TO SUBADVISORY AGREEMENT

AMENDMENT made as of this 25th day of March, 2011 to the Subadvisory Agreement dated April 28, 2006, as amended (the “Agreement”), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the “Adviser”), and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.), LLC, a Delaware limited liability company (the “Subadviser”).  In consideration of the mutual covenants contained herein, the parties agree as follows:

2.                    CHANGE IN APPENDIX A

Appendix A of the Agreement relating to compensation of the Subadviser is amended to add the following funds:

a.  Fundamental Large Cap Value Fund

b.  Fundamental Large Cap Core Fund

c.  Fundamental All Cap Core Fund

d.  Optimized Value Fund

3.                    EFFECTIVE DATE

This Amendment shall become effective the later to occur of:  (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II and (ii) execution of the Amendment.

3.                     DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

4.                     OTHER TERMS OF THE AGREEMENT

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

18

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT

SERVICES, LLC

By:/s/ Andrew Arnott

Name: Andrew Arnott

Title: Executive Vice President

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC

By: /s/ Barry Evans

Name: Barry Evans

Title: President, Chief Investment Officer

19

APPENDIX A

The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below.  The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the “Subadviser Fee”):

                                                                                        First                               Next                         Excess Over

Portfolio (Aggregate Net Assets)*                  $250 million                 $500 million                 $750 million

Emerging Markets Debt Fund.......................

Short Term Government Income Fund........

Active Bond....................................................

                                                        First $500 million                       Next $500 million                       Excess Over

                                                        of Aggregate                                of Aggregate                                $1 billion of

Portfolio                                        Net Assets*                                  Net Assets*                          Aggregate Net Assets*

Fundamental Large Cap

Value Fund

                                                First $500 million               Next $500 million           Next $500 million           Excess Over

                                                of Aggregate                        of Aggregate                    of Aggregate                    $1.5 billion

Portfolio                                Net Assets*                          Net Assets*                      Net Assets           *                   of Aggregate                                                                                                                                                                                                         Net Assets*

Fundamental Large

Cap Core Fund

                                                                    First $2.5 billion                                             Excess Over $2.5 billion

Portfolio                                                    of Aggregate Net Assets                                of Aggregate Net Assets

Fundamental All Cap

Core Fund

                                                        First $500 million                       Next $500 million                       Excess Over

                                                        of Aggregate                                of Aggregate                                $1 billion of

Portfolio                                        Net Assets                                    Net Assets                            Aggregate Net Assets

Optimized Value Fund

                                                                                        First                        Excess Over

Portfolio (Aggregate Net Assets)*                  $500 million                 $500 million

Strategic Income Opportunities Fund.........

20

Exhibit (d)(19)(F)

Portfolio	First $150 million of Aggregate Net Assets*	Between $150 million and $500 million of Aggregate Net Assets*	Between $500 million and $2.5 billion of Aggregate Net Assets*	Excess Over $2.5 billion of Aggregate Net Assets*
High Income Fund

Portfolio	All Asset Levels

Alternative Asset Allocation Fund

Core Fundamental Holdings Fund

Core Global Diversification Fund

Core Diversified Growth & Income Fund

Lifecycle 2010 Portfolio

Lifecycle 2015 Portfolio

Lifecycle 2020 Portfolio

Lifecycle 2025 Portfolio

Lifecycle 2030 Portfolio

Lifecycle 2035 Portfolio

Lifecycle 2040 Portfolio

Lifecycle 2045 Portfolio

Lifecycle 2050 Portfolio

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Distribution Portfolio

Retirement Rising Distribution Portfolio

Retirement 2010 Portfolio

Retirement 2015 Portfolio

Retirement 2020 Portfolio

Retirement 2025 Portfolio

Retirement 2030 Portfolio

Retirement 2035 Portfolio

Retirement 2040 Portfolio

Retirement 2045 Portfolio

Retirement 2050 Portfolio

*The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust.  It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s).  For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)		Other Portfolio(s)

Active Bond Fund

Strategic Income Opportunities Fund

High Income Fund

Short Term Government Income Fund

Optimized Value Fund

Fundamental Large Cap Value Fund

Fundamental Large Cap Core Fund

Fundamental All Cap Core Fund

Alternative Asset Allocation Fund

Core Fundamental Holdings Fund

Core Global Diversification Fund

Core Diversified Growth & Income Fund

Emerging Markets Debt Fund

Lifecycle 2010 Portfolio

Lifecycle 2015 Portfolio

Lifecycle 2020 Portfolio

Lifecycle 2025 Portfolio

Lifecycle 2030 Portfolio

Lifecycle 2035 Portfolio

Lifecycle 2040 Portfolio

Lifecycle 2045 Portfolio

Lifecycle 2050 Portfolio

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Distribution Portfolio

Retirement Rising Distribution Portfolio

Retirement 2010 Portfolio

Retirement 2015 Portfolio

Retirement 2020 Portfolio

Retirement 2025 Portfolio

Retirement 2030 Portfolio

Retirement 2035 Portfolio

Retirement 2040 Portfolio

Retirement 2045 Portfolio

Retirement 2050 Portfolio

--

Active Bond Trust, a series of John Hancock Trust

Strategic Income Opportunities Trust, a series of John Hancock Trust

High Income Trust, a series of John Hancock Trust

Short Term Government Income Trust, a series of

John Hancock Trust

Optimized Value Trust, a series of John Hancock Trust

Not Applicable

Not Applicable

22

The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”).  The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio.  The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

23